LETTER OF TRANSMITTAL

TO Tender Shares of class A Common Stock

of

GAMCO Investors, inc.

Pursuant to the Offer To Purchase for Cash

Dated MARCH 11, 2020

UP TO $30,000,000 OF SHARES OF ITS CLASS A COMMON STOCK AT A CASH PURCHASE PRICE NOT LESS THAN $15.00 NOR GREATER THAN $17.00 PER SHARE

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., Eastern Time, on APRIL 8, 2020, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The undersigned represents that I (we) have full authority to tender without restriction the shares listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.001 per share of Class A common stock of GAMCO Investors, Inc. (the “Company,” “GAMCO”, “we,” “us” or “our”) tendered pursuant to this Letter of Transmittal, at a price calculated as described herein and in the Offer to Purchase (as defined below) that is a price not greater than $15.00 nor less than $17.00 per share to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in this Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal”), the Offer to Purchase for Cash, dated March 11, 2020 (together with any amendments or supplements thereto, the “Offer to Purchase”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Letter of Transmittal, the “Offer”). Unless otherwise indicated, all references to “shares” are to shares of the Company’s Class A common stock. Terms used but not defined herein shall have the respective meanings ascribed to them in the Offer to Purchase.

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES TO COMPUTERSHARE TRUST COMPANY, N.A. (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY (“DTC,” WHICH IS HEREIN REFERED TO AS THE “BOOK-ENTRY TRANSFER FACILITY”) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

Pursuant to the Offer to purchase up to $30,000,000 in aggregate purchase price of shares, the undersigned encloses herewith and tenders the following certificates representing shares of the Company:

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificated Shares**			Book-Entry Shares and DRS Shares

	Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Number of Shares Tendered***

Total Shares Tendered

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration. If you do not designate an order and if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.  You are not required to complete this box.

1st ____________ 2nd ___________ 3rd ____________ 4th ____________ 5th ____________

*       Need not be completed if shares are delivered by book-entry transfer by your broker to DTC.

**     Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

***   If your shares are held in Direct Registration (“DRS”) at Computershare indicate the amount of shares you are tendering in the column Number of Shares Tendered.

FOR INTERNAL USE ONLY - SCAN TO CA VOLUNTARY GBL

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE IRS FORM W-9 PROVIDED BELOW OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE.

This Letter of Transmittal is to be used either if certificates for shares being tendered are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (as defined below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC (i.e. the Book-Entry Transfer Facility), pursuant to the procedures set forth in Section 3, “Procedure for Tendering Shareholders” of the Offer to Purchase.

Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their shares and all other documents required by this Letter of Transmittal to the Depositary by 5:00 P.M., Eastern Time, on April 8, 2020, unless we extend or terminate the Offer (such date and time, as they may be extended, the Expiration Date. The term Expiration Date refers to the specific time and date on which the Offer expires.

Tendering shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their shares and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

(a)	If you wish to retain shares you own, you do not need to take any action.

(b)	If you wish to participate in the Offer and wish to maximize your chances of having shares you are tendering by this Letter of Transmittal purchased in the Offer by the Company, you should check the box marked “Shares Tendered At Price Determined in the Offer” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election will indicate that you will accept the Purchase Price as determined by us in accordance with the terms and subject to the conditions of the Offer, and this election may have the effect of lowering the Purchase Price and could result in your tendered shares being purchased at $15.00 per share, which is the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

(c)	If you wish to select a specific price (in multiples of $0.25) at which you will be tendering your shares, you must select the appropriate box in the section captioned “Shares Tendered at Price Determined by Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election could mean that none of your tendered shares will be purchased if you select a box other than the box representing a price at or below the Purchase Price.

METHOD OF DELIVERY

☐	Check here if certificates for tendered shares are enclosed herewith.

☐	Check here if you are a financial institution that is a participating institution in the Book-Entry Transfer Facility’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility, and complete the following:

Names(s) of Tendering Institution:

Account Number:

 Transaction Code Number:

☐	Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the Depositary and complete the following:

Names(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

 Account Number:

PRICE (IN DOLLARS) PER SHARE

AT WHICH SHARES ARE BEING TENDERED

(SEE INSTRUCTION 5)

Check only the box under (1) or (2) below. If both boxes or if no box is checked, there is no valid tender of shares.

1.	Shares Tendered at Price Determined in the Offer

☐	The undersigned wants to maximize the chance of having the Company accept for purchase all of the shares that the undersigned is tendering (subject to the possibility of proration). Accordingly, BY CHECKING THIS BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer and resulting from the Offer process. This action may have the effect of lowering the Purchase Price and could result in receiving a price per share as low as $15.00 per share, less any applicable withholding taxes and without interest.

OR

2.	Shares Tendered at Price Determined by Shareholder

☐	By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined in the Offer”, the undersigned hereby tenders shares at the Purchase Price checked. This action could result in none of the shares being purchased if the Purchase Price determined by the Company for the shares is less than the Purchase Price checked below. A shareholder who desires to tender shares at more than one Purchase Price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one Purchase Price.

☐	$15.00	☐	$15.75	☐	$16.50

☐	$15.25	☐	$16.00	☐	$16.75

☐	$15.50	☐	$16.25	☐	$17.00

SMALL LOTS

(SEE INSTRUCTION 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 shares.

The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

CONDITIONAL TENDER

(SEE INSTRUCTION 7)

A shareholder may tender shares subject to the condition that a specified minimum number of the shareholder’s shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless the Company purchases the minimum number of shares indicated below in the Offer, it will not purchase any of the shares tendered by such shareholder. It is the responsibility of the tendering shareholder to calculate that minimum number of shares that must be purchased if any are purchased, and the Company urges shareholders to consult their own tax advisors before completing this section. Unless the box below has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is:

shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked the box below.

☐	The tendered shares represent all shares held by the undersigned.

LOST OR DESTROYED CERTIFICATE(S)

If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost or destroyed certificate have been followed. Please call Computershare, as the transfer agent for the shares, at (877) 282-1168 to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 16.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,

INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to GAMCO Investors, Inc., a Delaware corporation (the “Company”), the above-described shares of Class A common stock, $0.001 par value, upon the terms and subject to the conditions set forth in the Offer to Purchase for Cash, dated March 11, 2020 (the “Offer to Purchase”) and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”). Unless otherwise indicated, all references to shares are to shares of the Company’s Class A common stock. The Company is inviting its shareholders to tender their shares for a price per share not less than $15.00 nor greater than $17.00 (the “Purchase Price”) net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer. Receipt of the Offer to Purchase is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (a) sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (b) orders the registration of any shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Company; and (c) appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(i)	deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price (less any applicable withholding taxes and without interest) with respect to such shares;

(ii)	present certificates for such shares for cancellation and transfer on the Company’s books; and

(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Company that:

(a)	the undersigned has a net long position in the shares at least equal to the number of shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b)	has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

(c)	when and to the extent the Company accepts the shares for purchase, the Company will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights; and

(d)	the undersigned will, upon request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

(a)	the tender of shares properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal and not properly withdrawn pursuant to Section 4 of the Offer to Purchase constitutes the undersigned’s acceptance of the terms and conditions of the Offer, and the Company’s acceptance for payment of the shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer;

(b)	it is a violation of Rule 14e-4 promulgated under the Exchange Act, for a person, acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless, at the time of tender and at the Expiration Date (as defined in the Offer to Purchase), such person has a “net long position” in (i) the shares that is equal to or greater than the amount tendered, and will deliver or cause to be delivered such shares for the purpose of tender to the Company within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer, and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to the Company that (i) such shareholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of shares complies with Rule 14e-4;

(c)	the Company, upon the terms and subject to the conditions of the Offer, will pay a price it selects within a range not less than $15.00 nor greater than $17.00 per share for shares validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer described in the Offer to Purchase. The undersigned understands that the Company will select the lowest Purchase Price (in increments of $0.25) within the indicated range that will enable us to purchase the maximum number of shares for an aggregate purchase price not to exceed $30,000,000, or all shares properly tendered and not properly withdrawn in the event that less than $30,000,000 in aggregate purchase price is properly tendered and not properly withdrawn;

(d)	the Company reserves the right, in its sole discretion, to change the per share purchase price range and to increase or decrease the number of shares sought in the Offer, subject to applicable law and the authorization of our Board of Directors. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), if more than $30,000,000 in aggregate purchase price of shares is tendered in the Offer at or below the Purchase Price, subject to the authorization of our Board of Directors, the Company may increase the number of shares accepted for payment in the Offer by no more than 2% of the outstanding shares without extending the Expiration Date;

(e)	under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

(f)	all shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the same Purchase Price, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions of the Offer, including its “small lot” priority, proration and conditional tender provisions, and that the Company will return at its expense all other shares, including shares tendered at prices greater than the Purchase Price and shares not purchased because of proration or conditional tenders;

(g)	a shareholder who cannot deliver certificates for their shares and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

(h)	the Company has advised the undersigned to consult with their own advisors as to the consequences of participating or not participating in the Offer;

(i)	THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF, SHAREHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE

IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION; and

(j)	the undersigned recognizes that under certain circumstances set forth in the Offer, the Company may not be required to accept for payment purchase or pay for any shares tendered hereby

The undersigned agrees to all of the terms of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).

In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 4, 8, 9 AND 11)

Special Payment Instructions

To be completed ONLY if the check for the Purchase Price of shares purchased and/or Share Certificates evidencing shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue:

☐  Check and/or

☐  Share Certificates to:

Name:

(Please Print)

Address:

Id. No.:

(Tax Identification or

Social Security Number)

Account No.:

Special Delivery Instructions

To be completed ONLY if the check for the Purchase Price of shares purchased and/or Share Certificates evidencing shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail:

☐  Check and/or

☐  Share Certificates to:

Name:

(Please Print)

Address:

_______________________________________

_______________________________________

Id. No.:

(Tax Identification or

Social Security Number)

(See Form W-9)

IMPORTANT

SHAREHOLDER(S) MUST SIGN HERE

AND

COMPLETE FORM W-9,

FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE

(See Instructions 1 and 8)

This Letter of Transmittal must be signed by registered holder(s) exactly as the name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Shareholder(s): ___________________________________________________________

Name(s): _____________________________________________________________________________

Please Print

Dated:                     , 2020

Capacity (full title): ____________________________________________________________________

Address_____________________________________________________________________________

Please Include Zip Code

(Area Code) Telephone Number: __________________________________________________________

Taxpayer Identification or Social Security No.: ______________________________________________

GUARANTEE OF SIGNATURE(S)

(If Required, See Instructions 1 and 8)

Authorized Signature: __________________________________________________________________

Name(s): _____________________________________________________________________________

Name of Firm: ________________________________________________________________________

Address: _____________________________________________________________________________

Address Line 2: _______________________________________________________________________

(Area Code) Telephone Number: __________________________________________________________

Dated:                     , 2020

NOTE: a notarization by a notary public is not acceptable.

PLACE MEDALLION GUARANTEE HERE.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.              GUARANTEE OF SIGNATURES.

No signature guarantee is required if either:

(a)	this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Payment Instructions”; or

(b)	such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the Exchange Act (each such entity, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 8.

2.              DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by shareholder either if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to validly tender shares pursuant to the Offer, (a) this Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, (b) this Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date or (b) the shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Tenders of shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Company extends the Offer beyond that time, tendered shares may be withdrawn at any time until the extended Expiration Date. If, following the Expiration Date, the Company has not accepted for payment shares that a shareholder has properly tendered to the Company by 5:00 P.M., Eastern Time on, on April 8, 2020, such shareholder may also withdraw its shares at any time thereafter. To withdraw tendered shares, shareholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal.

Any notice of withdrawal must specify the name of the tendering shareholder, the number of shares to be withdrawn, and the name of the registered holder of such shares. In addition, if the certificates for shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering shareholder must also submit the serial numbers shown on the particular certificates for shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of shares tendered by an Eligible Institution). If shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn shares and otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case, within two (2) trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the NYSE is open for business. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES, AND THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). WHEN DELIVERING BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

3.              INADEQUATE SPACE. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.              Partial Tenders (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above, promptly after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. In each case, shares will be returned or credited without expense to the shareholder.

5.              Indication of Price at Which shares are Being Tendered. In order to validly tender by this Letter of Transmittal, you must complete the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” by either (1) checking the box in the section captioned “Shares Tendered at Price Determined in the Offer” or (2) checking one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” indicating the price per share at which you are tendering shares. Selecting option (1) could result in you receiving a price per share as low as $15.00, less any applicable withholding taxes and without interest. Selecting option (2) could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your shares. If you wish to tender a portion(s) of your shares at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your shares.

You cannot tender the same shares more than once, unless you previously tendered shares and validly withdrew those shares, as provided in Section 4 of the Offer to Purchase. In the event you submit multiple Letters of Transmittal in order to tender shares at more than one price, a separate notice of withdrawal must be submitted in accordance with the terms of the Offer with respect to each separate Letter of Transmittal in order for such withdrawals to be effective.

6.              Small Lots. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all shares tendered and not withdrawn before the Expiration Date, the shares purchased first will consist of all shares tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of those shares at or below the Purchase Price. Even if you otherwise qualify for the “small lot” preferential treatment, you will not receive the preferential treatment unless you complete the box captioned “Small Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

7.              Conditional Tenders. As described in Section 2 and Section 6 of the Offer to Purchase, you may condition your tender on all or a minimum number of your tendered shares being purchased. To make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery and must indicate the minimum number of shares that must be purchased from you if any are to be purchased. Small lot shares, which will not be subject to proration, cannot be conditionally tendered.

As discussed in Section 2 and Section 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered conditionally at or below the Purchase Price not being purchased if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked the box to indicate that. Upon the selection by lot, if any, the Company will limit the purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed. The Company urges each shareholder to consult his or her own tax advisor when deciding whether to tender shares conditionally.

8.              SIGNATURES ON LETTER OF TRANSMITTAL.

(a)              If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)             If the shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c)              If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d)             When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such shares or separate ordinary share power(s) are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate ordinary share power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or ordinary share power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)              If this Letter of Transmittal or any certificate(s) or ordinary share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

9.              Stock Transfer Taxes. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased in the Offer. If, however, either:

(a)            payment of the Purchase Price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b)           shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c)            certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

10.          Order of Purchase in Event of Proration. As described in Section 2 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased.

11.          SPECIAL DELIVERY AND SPECIAL PAYMENT INSTRUCTIONS. If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to someone other than the person signing the Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned or to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 8.

12.               IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for exercise of any tender of shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgments of any courts. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or to reject those shares, the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgments of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgments of any court. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13.          QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct any questions or requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and related materials to Kevin Handwerker, our General Counsel, by phone at (914) 921-5192, or by mail addressed to Kevin Handwerker, General Counsel, GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1422. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

14.          Form W-9 and Form W-8BEN. Under the U.S. federal income tax laws, the Depositary will be required to withhold 24% of the amount of the Purchase Price paid to certain shareholders (who are not “exempt” recipients) pursuant to the Offer. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering shares in the Offer must (a) qualify for an exemption, as described below or (b)provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which is included with this Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).

See Instruction 15. Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders (as defined below)) are not subject to these backup withholding requirements. For a Non-U.S. Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that shareholder’s exempt status. Such statement can be obtained from the Depositary.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return. A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the shares being tendered. If shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some shareholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt shareholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

15.          Withholding on Non-U.S. Holder. Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the “deemed dividend” payable to a Non-U.S. Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because such payments are effectively connected with the conduct of a trade or business within the United States. In general, a “Non-U.S. Holder” is any shareholder that for U.S. federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The “deemed dividend” payable to a Non-U.S. Holder will be deemed to be the gross payments payable to such Non-U.S. Holder unless the Company has determined prior to the time of the payment that a lesser amount should be subject to withholding pursuant to applicable U.S. Treasury Regulations.

In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable Form W-8). In order to obtain an exemption from withholding on the grounds that the gross proceeds received in the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or a successor form). The Depositary will determine a shareholder’s withholding status based on such forms or other statements, unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a U.S. federal income tax return and will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described herein as if it were a U.S. Holder (and for certain corporate holders and under certain circumstances, the branch profits tax). Payments to a foreign partnership generally are subject to withholding unless the partnership delivers to the Depositary before the payment a properly executed IRS Form W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Holder meets the tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

Any payments made pursuant to the Offer, whether to U.S. or Non-U.S. Holders, that are treated as wages will be subject to applicable wage withholding (regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided).

Withholding is not required on a payment to a domestic partnership with foreign partners, provided the withholding agent can reliably associate the payment with a IRS Form W-9 from the partnership. However, domestic partnerships generally will be required to withhold tax in the manner described above on distributions to their foreign partners, to the extent the distribution includes a foreign partner’s allocable shares of the payment to the partnership pursuant to the Offer, unless a reduced rate is available under a treaty or an exemption applies.

Non-U.S. Holders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

16.        Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should promptly call the Transfer Agent, Computershare Trust Company, N.A, at (877) 282-1168, regarding the requirements for replacement of the certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to contact the Transfer Agent immediately to ensure timely processing of documentation.

THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO 5:00 P.M., Eastern Time, on APRIL 8, 2020. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9, OR ANOTHER APPROPRIATE IRS FORM, WITH THIS LETTER OF TRANSMITTAL.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

The Depositary for the Offer is:

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

Please direct any questions or requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and related materials to Kevin Handwerker, our General Counsel, by phone at (914) 921-5192, or by mail addressed to Kevin Handwerker, General Counsel, GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1422. Shareholders also may contact their broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer.